UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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BRIGHTHOUSE FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 10, 2020. BRIGHTHOUSE FINANCIAL, INC. BRIGHTHOUSE FINANCIAL, INC. 11225 N COMMUNITY HOUSE RD CHARLOTTE, NC 28277 Meeting Information Meeting Type: Annual Meeting For Holders as of: April 13, 2020 Date: June 10, 2020 Time: 8:00 AM ET Location: Solely by means of remote communication via the internet (a “virtual meeting”) at www.virtualshareholdermeeting.com/BHF2020 NOTICE OF ANNUAL MEETING You are receiving this communication because you hold shares in Brighthouse Financial, Inc. This is not a ballot. You cannot use this Notice to vote these shares. This communication presents only an overview of the complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the information contained in the proxy materials before voting. ATTEND THE ANNUAL MEETING To attend the virtual meeting, access a list of stockholders entitled to vote at the annual meeting and cast your vote live , go to www.virtualshareholdermeeting.com/BHF2020. Have the 16-digit control number that is printed in the box marked by the arrow on this notice available and then follow the instructions. There will be no physical location at which stockholders may attend the meeting. See instructions the reverse to access side proxy of this materials Notice and for to vote.

D14412-P37039-Z76632 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR code below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote By Internet: In advance of the Annual Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During the Annual Meeting: Go to www.virtualshareholdermeeting.com/BHF2020. Have the number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote ByTelephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via telephone.

D14413-P37039-Z76632 Voting Items The Board of Directors recommends a vote FOR each of the Director nominees listed, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4. 2. Ratification of the appointment of Deloitte 1. Election of eight Directors to serve a one-year & Touche LLP as Brighthouse’s independent term ending at the 2021 Annual Meeting registered public accounting firm for fiscal of Stockholders year 2020 Nominees: 3. Advisory vote to approve the compensation 1a. Irene Chang Britt paid to Brighthouse’s Named Executive Officers 1b. C. Edward (“Chuck”) Chaplin 4. Approval of the amendment of the Brighthouse Financial, Inc. Employee Stock 1c. Eileen A. Mallesch Purchase Plan 1d. Margaret M. (“Meg”) McCarthy NOTE: Any such other business as may properly come before the Annual Meeting or any adjournments or 1e. Diane E. Offereins postponements thereof. 1f. Patrick J. (“Pat”) Shouvlin 1g. Eric T. Steigerwalt 1h. Paul M. Wetzel D14414-P37039-Z76632

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